77Q1(e)

Amendment No. 1 to Amended and Restated Management Agreement with American Century Investment Management, Inc., effective as of July 26, 2013  (filed electronically as Exhibit (d)(2) to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on July 25, 2013, File No. 33-39242 and incorporated herein by reference).